UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Michael W. Stockton

American Funds Global Balanced Fund

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A balanced fund can
provide the confidence
to stay invested.

Special feature page 4

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2013

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/1/11)

Reflecting 5.75% maximum sales charge	6.61%	5.51%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated January 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2013, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.53%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Maintaining balance in a turbulent world

Contents

1	Letter to investors
3	The value of a $10,000 investment
8	Summary investment portfolio
15	Financial statements
31	Board of trustees and other officers

Fellow investors:

Investors shrugged off periods of U.S. political stalemate that bookended American Funds Global Balanced Fund’s fiscal year. U.S. stock markets recorded record highs during (and after) the 12-month period, in which the euro zone finally emerged from recession and new Japanese Prime Minister Shinzo Abe began to implement economic reforms, accompanied by extraordinary monetary stimulus from the Bank of Japan.

Most stock markets rose during the 12 months through October 31, 2013, helping American Funds Global Balanced Fund post a 16.8% gain. The MSCI ACWI (All Country World Index),1 which measures global stocks, rose 23.3%. As interest rates rose and bond prices fell, the Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB and above),2 declined 1.5%. The 60/40 MSCI/Barclays Index,1,3 a blend of the two indexes, rose 12.8%. The fund’s peer group, represented by the Lipper Global Flexible Portfolio Funds Index, gained 13.9%.

Market review

Soon after the fund’s fiscal year began, the U.S. Congress became embroiled in rancorous negotiations over the looming “fiscal cliff.” The crisis was averted days before the end of 2012, but the uncertainty pushed many investors to Europe, where debt reforms were considered promising, and Asia, where Japanese stocks rallied dramatically after a change of political leadership was seen as the harbinger of additional economic stimulus. At the same time, China showed evidence of resurgent economic growth.

U.S. stocks began to rebound in January after Congress passed legislation averting the fiscal cliff and the Federal Reserve expanded its bond-buying stimulus program. Stocks in developed markets had impressive returns, with key U.S. indexes reaching record highs in April and May, before a widespread selloff sparked by a Fed statement in May that was interpreted as a sign it would begin to taper its bond-buying program. European stocks also declined

Results at a glance

Average annual total returns for periods ended October 31, 2013, with all distributions reinvested

	1 year	Lifetime (since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	16.8%	9.0%
MSCI ACWI (All Country World Index)[1]	23.3	8.2
Barclays Global Aggregate Index	–1.5	3.0
60/40 MSCI/Barclays Index[1,3]	12.8	6.3
Lipper Global Flexible Portfolio Funds Index	13.9	5.9

The market indexes are unmanaged and, therefore, have no expenses.

[1]	MSCI ACWI results reflect dividends net of withholding taxes.
[2]	Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness.
[3]	The 60/40 MSCI/Barclays Index blends the MSCI ACWI with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

American Funds Global Balanced Fund	1

sharply in late spring amid concerns about the euro zone’s protracted recession as well as higher bond yields triggered by the Fed’s statement.

Stocks rallied again in September when the Fed announced it would extend the bond-buying program into 2014. U.S. stocks reached new highs before dropping back during the 16-day government shutdown, then recovered to set new records near the end of October. As the euro zone began to come out of recession, European stocks did particularly well. Markets in four of the continent’s most troubled countries — Greece, Spain, Italy and Portugal — had double-digit gains for the year ended October 31.

The doubts over the Fed’s stimulus program caused turmoil in many developing markets. Exchange-rate depreciation and volatility prompted some central banks to raise interest rates to help shore up their currencies. Emerging markets rallied in September and October following the Fed’s commitment to maintain its bond-buying program. Developing market bonds partly recovered as investors returned to higher yielding assets.

Portfolio highlights

All 10 of the fund’s industry sectors had double-digit gains for the year, led by telecommunication services, consumer discretionary, financials, health care and industrials. Two top 20 holdings had triple-digit returns: Japan’s SoftBank, which completed its acquisition of U.S. mobile phone company Sprint in July, was the main contributor in the telecom sector, gaining 134.5%. U.S. biotechnology company Gilead Sciences, a leader in the treatment of hepatitis and HIV, gained 111.4%. A smaller holding, Green Mountain Coffee, which produces a popular single-serve coffeemaker, rose 159.9%. Only four stocks held throughout the year had negative returns: Jardine Matheson Holdings (–11.5%), Hutchison Port Holdings (–6.4%), SSE (–2.8%) and Royal Dutch Shell (–2.1%).

The fund had equity holdings in 24 countries at October 31. Of the 10 largest countries, holdings in Japan had the best return. Holdings in several other top 10 countries had gains exceeding 20%, notably Switzerland, the U.S., France and the U.K. In developing markets, holdings in Russia and Taiwan had the highest returns.

In a challenging period for global bonds, the fund’s fixed-income holdings declined slightly but held up better than the Barclays Global Aggregate Index. Holdings in the U.S. added some relative value, but a cautious approach to European sovereign bonds, particularly the turnaround markets of France, Italy and Spain, held back relative results. Among corporate bond holdings, shorter duration financials were strongest. The fund was helped by its limited exposure to the weak Japanese yen but hurt by low exposure to the recovering euro. Holdings in Mexico and Poland did reasonably well and the fund avoided much of the turmoil in other developing-country bond markets.

Looking ahead

The U.S. economy continues to grow and unemployment is slowly decreasing. The federal deficit has shrunk by more than 50% from its peak, and a bipartisan budget agreement in December proposed to dilute sequester spending cuts in 2014 and 2015. Nevertheless, Congress still needs to restore confidence in the budget over the long term, and ongoing partisan debate may produce additional market volatility. Developing markets may be tested again when the U.S. begins normalizing its monetary policy; as the past year demonstrated, some countries are better prepared to deal with the likely changes in capital flows. The fund’s holdings in emerging market stocks were only 2.3% of assets at October 31, but the portfolio managers continue to look for attractive opportunities in developing countries on a company-by-company basis.

As evidenced by recent stock market results, global investor optimism has increased over the past year. However, structural problems in many regions and countries still have to be resolved and the long-term effects of central bank stimulus initiatives are difficult to predict. With these considerations in mind, the fund’s portfolio managers are maintaining a judicious and well-diversified approach.

We welcome our new investors and look forward to reporting to you again in six months.

Sincerely,

Michael Thawley Vice Chairman of the Board

Eric S. Richter President

December 13, 2013

For current information about the fund, visit americanfunds.com.

2	American Funds Global Balanced Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 1, 2011, to October 31, 2013, with distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Results reflect dividends net of withholding taxes.
[4]	Results of the Lipper Global Flexible Portfolio Funds Index do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2013)*

	1 year	Lifetime (since 2/1/11)

Class A shares	10.07%	6.62%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

American Funds Global Balanced Fund	3

Maintaining balance in a turbulent world

Eric Richter

David Riley

As American Funds Global Balanced Fund approaches its third anniversary, the fund’s portfolio managers look back on events that have shaped its strong results and the challenges facing investors going forward.

“We’re pleased with the fund’s start,” says Eric Richter, the fund’s principal investment officer and one of its five portfolio managers. “We have provided positive returns to our investors and done better than our Lipper peer group and a 60%/40% blend of the MSCI ACWI (All Country World Index) and Barclays Global Aggregate Index.

“During the periods where there have been sharp downturns in the equity markets, the fund has been diversified enough to do what it’s supposed to do as a balanced fund, which is to mitigate market volatility. When fixed-income markets have done poorly, as they have recently, we’ve been positioned fairly well, not just in our equity/fixed-income mix, but also by having taken a fairly defensive posture within fixed-income.”

Bumps in the road

Many global equity markets have recorded strong gains since the Great Recession of 2007–2009. If current prices hold through year-end, Standard & Poor’s 500 Composite Index, which measures results of U.S. stocks, will have recorded five consecutive positive years on December 31.

However, it hasn’t all been smooth sailing, particularly in 2013. The past year saw U.S. interest rates begin to rise from record lows, which negatively affected bond, equity and currency values in many emerging markets. We also saw evidence of slowing economic growth in China and continued questions about the ultimate resolution of the structural problems in Europe.

Interest rates

For portfolio manager David Riley, who invests in both stocks and bonds, the major challenge in recent months has been the backup in 10-year Treasury

4	American Funds Global Balanced Fund

yields, which rose from 1.7% to a high of 3.0% in 2013 after the Federal Reserve hinted that it might begin tapering its bond-buying program.

“That was by far the biggest event this past year, but fortunately it didn’t have a dramatic impact on equities,” says David.

Although Treasury yields fell after the Federal Reserve agreed to maintain its bond-buying program into 2014, the inevitable end to the program is an ongoing challenge for investors. Emerging markets, in particular, are likely to be impacted again when the program ends and investors look for yield in less risky markets.

Says portfolio manager Alfonso Barroso, who invests in both stocks and bonds, “Global economies are making good progress in recovering after the global financial crisis, but quantitative easing by the Fed and other central bankers around the world has artificially distorted demand for certain asset classes.

“In recent years, emerging market economies and financial markets have benefited strongly, and perhaps disproportionately, from unusually low interest rates and heightened liquidity flows. Emerging markets may be more at risk than other markets if the Fed and other central banks begin to tighten monetary policies.”

Fixed-income portfolio manager Mark Brett has been surprised by investors’ willingness to overlook fundamental flaws in emerging market economies in their search for higher yields around the world. “Various central banks have been pumping money into the system and it has been viewed as OK. There has been quite a rally recently in some parts of the world, such as India, where really poor structural fundamentals had been ignored.”

Europe

Recent news from Europe has been encouraging. The 17-nation euro zone as a whole has finally emerged from its recession and most European stock markets had double-digit gains for the 12 months through October 31, including Portugal, Italy, Greece and Spain, the troubled countries that precipitated the debt crisis. The fund’s holdings in continental Europe have been focused on Switzerland, Germany and France.

Says Eric, “Few investors anticipated the prolonged intensification of the European crisis, up to the point where Mario Draghi, the European Central Bank (ECB) president, made his famous declaration that he would do whatever it takes to save the euro. But I think the fund as a whole was well-positioned during the period when the European crisis intensified.”

While the impending end to U.S. quantitative easing could hurt emerging market economies, it could have a silver lining for European stocks.

Explains David, “Obviously, turmoil in emerging markets and reduced confidence in global growth would hardly be good for Europe. I think it might tip Europe into outright deflation and provoke the ECB into major quantitative easing because part of its mandate is to prevent deflation. That could actually be very good for riskier assets in Europe because equities could do very well if the ECB engages in more aggressive unconventional easing.”

American Funds Global Balanced Fund	5

Mark Brett

Alfonso Barroso

American Funds Global Balanced Fund’s results have demonstrated the effectiveness of a balanced strategy.

Less than a week after the end of the fund’s fiscal year, the ECB cut its benchmark rate from 0.5% to 0.25%.

Emerging markets

Over its brief lifetime, American Funds Global Balanced Fund has had relatively few holdings in emerging market countries (7.7% of net assets at fiscal year-end on October 31). However, the portfolio managers believe there are good long-term investment opportunities in some developing countries that are better prepared to cope with changes in their capital flows.

Says Eric, “There’s still great scope for growth in many developing countries, but in some countries the sustainability of growth will depend on whether they successfully implement structural reforms that have been delayed because of the easy money. I’m not ready yet to make emerging market equities a meaningful portion of my portfolio but it’s something that I’m thinking about.”

For David, China’s economy remains the major concern in the developing world. “China’s growth structure, or the structure of its GDP, is highly unbalanced — 48% of its GDP last year was investment, which is unsustainably high, and we know they have significant overcapacity in lots of sectors from steel to shipbuilding.

“How China manages its transition from being export-focused and investment-led to being more consumption-led we still don’t know, but it has big implications for the commodity-producing countries like Australia and South Africa that export to China. It could also lead at some point to a devaluation of the renminbi (the Chinese currency), which would cause a lot of currency turmoil in Asia.”

Multiple perspectives

One way that American Funds Global Balanced Fund’s five portfolio managers deal with the myriad challenges facing investors is through communication. Like all American Funds, the fund is managed from the bottom up, so that a company’s fundamentals are considered first

6	American Funds Global Balanced Fund

before the prospects for its industry, sector, country or region. Of course, all those factors are also evaluated as the fund’s portfolio managers share diverse perspectives that help each other understand how their investment decisions contribute to the composition of the fund.

Eric describes how the fund’s setup helps him in his role as an equity portfolio manager. “I tend to focus very specifically on companies and industries and less on the macroeconomic backdrop, so having discussions with our managers who focus on both stocks and bonds and our managers who invest solely in fixed-income is complementary to the primary way that I make my investment decisions,” he says. “Talking with fixed-income managers and learning what’s been driving different aspects of the U.S. bond market and bond markets globally has been very helpful. I think we all benefit from testing our assumptions and conclusions against others with well thought-out but different views.”

The fund’s portfolio managers are quick to point out that collaboration doesn’t necessarily mean consensus. “We have more frequent discussions than managers on other funds but that doesn’t mean we’re trying to convince other people in the fund to do exactly what we want to do — we still remain completely independent operators,” explains David. “It’s collaboration only in the sense of more frequent communication. We keep diversity in style and approach, which is a good thing.”

Alfonso describes how American Funds Global Balanced Fund’s structure differs from that of some other funds. “Portfolio managers of dedicated equity funds tend to talk about and define return opportunities and risks in very different ways than those of dedicated bond fund managers,” he says. “One of the challenges when you put a group of equity managers and fixed-income managers together is that they can tend to self-segregate. The language used by the two is so different that often it’s hard to feel that you’re on the same page when you’re having a discussion.

“American Funds Global Balanced Fund’s structure is very deliberate in its goal of breaking down those traditional barriers between different asset classes and focusing on the common aim of uncovering the most attractive risk/reward opportunities across the two asset classes. As a result, it’s a unique forum where we really get a lively debate over whether a particular bond represents better value than a particular equity.”

Built for balance

Since stock and bond returns often move in opposite directions, a balanced investment approach can appeal to investors who are worried about stock market volatility. American Funds Global Balanced Fund’s results have demonstrated the effectiveness of a balanced strategy. From the fund’s inception in February 2011 through October 2013, its annualized standard deviation, which is a measure of the volatility of monthly returns, was 38% lower than the standard deviation of the fund’s benchmark equity index, the MSCI ACWI.

Says David, “I think this is a good fund for a relatively risk-averse long-term investor because our fixed-income holdings really mean that there should be more downside protection than there is in a pure equity fund.”

Alfonso agrees that the fund can be an appropriate choice for investors who prefer a more conservative approach. “I would say it’s certainly understandable that investors are concerned about volatility, given what we’ve seen in the markets over the past few years. Thankfully, we are identifying a lot of attractive long-term investment opportunities.”

Adds Eric, “American Funds Global Balanced Fund is a broadly diversified fund, so it’s not going to be wholly exposed to one country, region, asset class or sector of the market. That helps to mitigate volatility, but the real key is having portfolio managers with different backgrounds, areas of focus, and investment styles all working together, bringing our best ideas to the fund.” ■

American Funds Global Balanced Fund	7

Summary investment portfolio October 31, 2013

Industry sector diversification	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Health care	11.4%
Financials	8.0
Consumer discretionary	7.8
Consumer staples	7.2
Industrials	5.1

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total

U.S. dollars	32.8%	15.2%	1.7%	8.0%	57.7%
British pounds	10.7	1.2	(.2)	—	11.7
Euros	7.2	4.3	(1.1)	—	10.4
Swiss francs	5.3	—	—	—	5.3
Hong Kong dollars	2.8	—	—	—	2.8
Japanese yen	1.5	1.7	(.8)	—	2.4
Swedish kronor	.5	1.0	—	—	1.5
Polish zloty	—	1.3	—	—	1.3
Mexican pesos	—	1.2	.1	—	1.3
Australian dollars	.6	.3	.2	—	1.1
Other currencies	1.6	2.8	.1	—	4.5
Total					100.0%

8	American Funds Global Balanced Fund

Common stocks 62.55%	Shares	Value (000)	Percent of net assets
Health care 11.42%
Novartis AG	1,641,550	$127,456	2.69%
One of the world’s largest pharmaceutical companies.

Amgen Inc.	786,700	91,257	1.93
The world’s largest biotechnology company.

AbbVie Inc.	1,315,800	63,751	1.35
Research-based biopharmaceutical company.

Gilead Sciences, Inc.[1]	811,400	57,601	1.22
Develops drugs to treat infectious diseases and cancer.

GlaxoSmithKline PLC	1,438,200	37,899	.80
This pharmaceutical giant develops prescription and over-the-counter drugs.

Bayer AG	249,110	30,961	.65
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.

Teva Pharmaceutical Industries Ltd. (ADR)	695,000	25,778	.54
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Other securities		106,036	2.24
		540,739	11.42

Financials 7.95%
AIA Group Ltd.	6,867,400	34,855	.74
Life insurance and financial services provider in the Asia-Pacific region.

Prudential PLC	1,581,759	32,438	.68
Major life insurance and pension provider with operations in the U.S., U. K. and Asia-Pacific region.

Credit Suisse Group AG	1,012,308	31,496	.67
One of the world’s largest private banks, and a provider of investment banking, insurance and asset management services.

Société Générale	530,000	30,094	.64
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.

Link Real Estate Investment Trust	5,383,500	27,150	.57
Invests in retail properties and car park operations in Hong Kong.

HSBC Holdings PLC (United Kingdom)	1,455,500	15,918	.56
HSBC Holdings PLC (Hong Kong)	966,000	10,647
One of the world’s largest international banking and financial services organizations.

Aviva PLC	3,580,000	25,779	.54
Offers insurance and investment products.
Other securities		168,113	3.55
		376,490	7.95

Consumer discretionary 7.82%
DIRECTV[1]	820,000	51,242	1.08
Digital television services provider in the United States, Latin America and the Caribbean.

General Motors Co.[1]	845,000	31,223	.66
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.
ProSiebenSat.1 Media AG	582,000	27,721	.59
Germany-based media company with stations also in Austria and Switzerland.
Other securities		260,088	5.49
		370,274	7.82

American Funds Global Balanced Fund	9

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Consumer staples 7.24%
Altria Group, Inc.	1,957,200	$72,867	1.54%
One of the world’s largest tobacco companies. The group also owns a large interest in the global brewer SABMiller.

Philip Morris International Inc.	789,300	70,342	1.49
One of the world’s largest international tobacco companies.

Nestlé SA	599,000	43,241	.91
Global packaged food and beverage company based in Switzerland.

Reynolds American Inc.	833,000	42,791	.90
Parent company of the R.J. Reynolds, Santa Fe Natural Tobacco and Lane tobacco companies.

British American Tobacco PLC	460,550	25,373	.54
The world’s second-largest tobacco company.
Other securities		87,877	1.86
		342,491	7.24

Industrials 5.13%
General Dynamics Corp.	571,800	49,535	1.05
This major defense contractor manufactures warships, submarines and information systems.

United Continental Holdings, Inc.[1]	805,000	27,330	.58
Major airline holding company.
Other securities		165,675	3.50
		242,540	5.13

Information technology 4.83%
Microsoft Corp.	1,399,000	49,455	1.04
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.

Google Inc., Class A1	32,755	33,757	.71
One of the most frequently used website search engines in the world.

Hewlett-Packard Co.	1,080,000	26,319	.56
A premier manufacturer of servers, software, printing systems and PCs.
Other securities		119,260	2.52
		228,791	4.83

Telecommunication services 4.59%
Vodafone Group PLC	16,645,000	59,916	1.26
One of the leading global operators of mobile telephone services.

SoftBank Corp.	561,500	41,686	.88
Internet and telecommunications conglomerate and distributor of digital media and software.

Verizon Communications Inc.	784,400	39,620	.84
Major broadband and telecommunication services provider.

OJSC Mobile TeleSystems (ADR)	1,363,231	31,082	.66
Mobile phone operator.
Other securities		45,045	.95
		217,349	4.59

Energy 4.03%
BP PLC	12,341,410	95,518
BP PLC (ADR)	84,200	3,915	2.10
One of the world’s largest oil companies.

Devon Energy Corp.	470,000	29,713	.63
A major independent producer of oil and natural gas.
Other securities		61,726	1.30
		190,872	4.03

10	American Funds Global Balanced Fund

	Shares		Value (000)	Percent of net assets
Utilities 3.20%
National Grid PLC		4,874,796	$61,318	1.29%
Operates electricity networks in the U.K. and U.S.

Exelon Corp.		1,027,000	29,311	.62
One of the nation’s largest electric utilities, with a large customer base in the Midwest and Mid-Atlantic.
Other securities			60,862	1.29
			151,491	3.20

Materials 1.66%
Other securities			78,730	1.66

Miscellaneous 4.68%
Other common stocks in initial period of acquisition			221,349	4.68

Total common stocks (cost: $2,365,015,000)			2,961,116	62.55

Convertible securities 0.44%

Other 0.44%
Other securities			20,723	.44

Total convertible securities (cost: $18,830,000)			20,723	.44

Bonds, notes & other debt instruments 29.03%	Principal amount (000)
Bonds & notes of governments outside the U.S. 13.69%
Japanese Government:
Series 296, 1.50% 2018		¥3,305,000	35,731
1.00%–2.30% 2014–2042[2]		4,069,923	44,004	1.68
Polish Government:
Series 1020, 5.25% 2020	PLN	81,900	28,809
5.25%–5.75% 2017–2022		88,325	31,238	1.31
5.00%–6.375% 2019–2022		$1,880	2,083
United Mexican States Government 3.50%–10.00% 2016–2040[2]	MXN	651,476	56,775	1.20
United Kingdom 1.75%–5.00% 2015–2046		£31,640	55,465	1.17
Netherlands Government:
Eurobond 3.25% 2015		€18,900	26,992
Eurobond 4.00% 2019		13,700	21,561	1.07
1.00% 2017		$1,900	1,912
Spanish Government 5.40% 2023		€21,225	31,988	.68
Other securities			311,596	6.58
			648,154	13.69

American Funds Global Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds & notes 7.26%

Telecommunication services 1.07%
Verizon Communications Inc. 3.00%–6.55% 2016–2043	$15,745	$17,206	.37%
Vodafone Group PLC 1.50% 2018	610	600	.01
Other securities		32,764	.69
		50,570	1.07

Health care 0.50%
Novartis Capital Corp. 2.90% 2015	3,050	3,165
Novartis Securities Investment Ltd. 5.125% 2019	2,275	2,623	.12
Amgen Inc. 2.50% 2016	1,850	1,921	.04
AbbVie Inc. 2.90% 2022	1,880	1,797	.04
Other securities		14,069	.30
		23,575	.50

Consumer staples 0.40%
Altria Group, Inc. 4.75% 2021	3,300	3,560	.07
Philip Morris International Inc. 2.90% 2021	1,850	1,814	.04
Other securities		13,684	.29
		19,058	.40

Utilities 0.23%
National Grid PLC 6.30% 2016	1,710	1,940	.04
Other securities		8,780	.19
		10,720	.23

Other corporate bonds & notes 5.06%
Other securities		239,480	5.06

Total corporate bonds & notes		343,403	7.26

U.S. Treasury bonds & notes 5.29%

U.S. Treasury 3.87%
1.00% 2017	39,350	39,673
3.50% 2018	38,255	42,107	3.87
0.25%–8.875% 2015–2043	97,025	101,579
		183,359	3.87

U.S. Treasury inflation-protected securities[2] 1.42%
0.125% 2022	40,603	40,189
0.125%–2.375% 2014–2042	26,313	27,123	1.42
		67,312	1.42

Total U.S. Treasury bonds & notes		250,671	5.29

Mortgage-backed obligations[3] 2.79%
Fannie Mae:
4.00% 2043	24,150	25,444
4.50% 2043	24,150	25,859	2.49
2.00%–6.00% 2025–2043	64,181	66,512
Freddie Mac 5.00% 2041	4,446	4,846	.10
Other securities		9,328	.20
		131,989	2.79

Total bonds, notes & other debt instruments (cost: $1,368,048,000)		1,374,217	29.03

12	American Funds Global Balanced Fund

Short-term securities 9.85%	Principal amount (000)	Value (000)	Percent of net assets
Federal Home Loan Bank 0.06%–0.09% due 1/22–4/2/2014	$92,700	$92,674	1.96%
Freddie Mac 0.10%–0.14% due 12/19/2013–4/22/2014	92,000	91,971	1.94
Coca-Cola Co. 0.12% due 2/19/2014[4]	40,000	39,985	.85
Fannie Mae 0.12% due 2/18/2014	33,300	33,293	.70
Nordea Bank AB 0.15% due 12/17/2013[4]	30,000	29,994	.64
NetJets Inc. 0.03% due 11/1/2013[4]	29,000	29,000	.61
Other securities		149,272	3.15

Total short-term securities (cost: $466,172,000)		466,189	9.85

Total investment securities (cost: $4,218,065,000)		4,822,245	101.87
Other assets less liabilities		(88,416)	(1.87)

Net assets		$4,733,829	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Global Balanced Fund	13

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $100,445,000 over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2013 (000)
Purchases:
British pounds	11/7/2013	Credit Suisse AG	£3,772	$6,100	$(52)
British pounds	11/7/2013	Citibank	£3,355	$5,421	(42)
British pounds	11/25/2013	Citibank	£2,300	$3,708	(21)
Euros	11/12/2013	UBS AG	€4,374	$5,939	1
Euros	11/18/2013	HSBC Bank	€24,000	$32,459	128
Euros	11/25/2013	Credit Suisse AG	€3,147	$4,305	(33)
Euros	11/25/2013	HSBC Bank	€4,285	$5,863	(45)
Euros	11/26/2013	Bank of America, N.A.	€6,322	$8,641	(57)
Euros	12/4/2013	Bank of America, N.A.	€8,897	$12,275	(194)
Euros	12/10/2013	Bank of New York Mellon	€6,889	$9,400	(46)
Japanese yen	11/7/2013	UBS AG	¥1,171,558	$12,100	(185)
					(546)

Sales:
Australian dollars	11/25/2013	Bank of America, N.A.	$12,186	A$12,630	269
Euros	11/14/2013	Citibank	¥457,518	€3,450	(31)
Euros	11/18/2013	Citibank	¥2,280,097	€17,100	(28)
Mexican pesos	11/6/2013	HSBC Bank	$3,998	MXN51,925	20
South African rand	11/25/2013	HSBC Bank	$6,056	ZAR60,050	95
					325
Forward currency contracts — net					$(221)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $288,511,000, which represented 6.09% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

€ = Euros

£ = British pounds

¥ = Japanese yen

MXN = Mexican pesos

PLN = Polish zloty

ZAR = South African rand

See Notes to Financial Statements

14	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities
at October 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,218,065)		$4,822,245
Cash		68
Unrealized appreciation on open forward currency contracts		513
Receivables for:
Sales of investments	$17,500
Sales of fund’s shares	11,130
Dividends and interest	21,189	49,819
		4,872,645
Liabilities:
Unrealized depreciation on open forward currency contracts		734
Payables for:
Purchases of investments	130,079
Repurchases of fund’s shares	3,348
Closed forward currency contracts	133
Investment advisory services	1,942
Services provided by related parties	2,139
Trustees’ deferred compensation	392
Other	49	138,082
Net assets at October 31, 2013		$4,733,829

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,047,060
Distributions in excess of net investment income		(1,067)
Undistributed net realized gain		83,696
Net unrealized appreciation		604,140
Net assets at October 31, 2013		$4,733,829

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (156,657 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$3,478,676	115,093	$30.22
Class B	13,609	451	30.19
Class C	415,144	13,763	30.16
Class F-1	212,232	7,022	30.22
Class F-2	198,247	6,556	30.24
Class 529-A	155,213	5,138	30.21
Class 529-B	1,650	55	30.17
Class 529-C	55,312	1,837	30.12
Class 529-E	8,872	294	30.18
Class 529-F-1	9,105	301	30.23
Class R-1	6,842	227	30.17
Class R-2	28,212	936	30.15
Class R-3	25,753	853	30.19
Class R-4	16,961	561	30.23
Class R-5	23,452	775	30.25
Class R-6	84,549	2,795	30.25

See Notes to Financial Statements

American Funds Global Balanced Fund	15

Statement of operations
for the year ended October 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,688)	$73,564
Interest (net of non-U.S. taxes of $91)	34,209	$107,773
Fees and expenses*
Investment advisory services	20,097
Distribution services	12,456
Transfer agent services	5,247
Administrative services	805
Reports to shareholders	298
Registration statement and prospectus	309
Trustees’ compensation	463
Auditing and legal	119
Custodian	416
Other	247	40,457
Net investment income		67,316

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	107,171
Forward currency contracts	(8,957)
Currency transactions	(1,368)	96,846
Net unrealized appreciation on:
Investments	460,159
Forward currency contracts	488
Currency translations	181	460,828
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		557,674

Net increase in net assets resulting from operations		$624,990

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2013	2012
Operations:
Net investment income	$67,316	$62,745
Net realized gain on investments, forward currency contracts and currency transactions	96,846	22,486
Net unrealized appreciation on investments, forward currency contracts and currency translations	460,828	202,121
Net increase in net assets resulting from operations	624,990	287,352

Dividends paid to shareholders from net investment income	(70,819)	(53,805)

Net capital share transactions	818,003	473,038

Total increase in net assets	1,372,174	706,585

Net assets:
Beginning of year	3,361,655	2,655,070
End of year (including distributions in excess of and undistributed net investment income: $(1,067) and $3,042, respectively)	$4,733,829	$3,361,655

See Notes to Financial Statements

16	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

American Funds Global Balanced Fund	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s

18	American Funds Global Balanced Fund

board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$540,739	$—	$—	$540,739
Financials	376,490	—	—	376,490
Consumer discretionary	370,274	—	—	370,274
Consumer staples	342,491	—	—	342,491
Industrials	242,540	—	—	242,540
Information technology	228,791	—	—	228,791
Telecommunication services	217,349	—	—	217,349
Energy	190,872	—	—	190,872
Utilities	151,491	—	—	151,491
Materials	78,730	—	—	78,730
Miscellaneous	221,349	—	—	221,349
Convertible securities	—	20,723	—	20,723
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	648,154	—	648,154
Corporate bonds & notes	—	343,403	—	343,403
U.S. Treasury bonds & notes	—	250,671	—	250,671
Mortgage-backed obligations	—	131,989	—	131,989
Short-term securities	—	466,189	—	466,189
Total	$2,961,116	$1,861,129	$—	$4,822,245

American Funds Global Balanced Fund	19

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$513	$—	$513
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(734)	—	(734)
Total	$—	$(221)	$—	$(221)

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest

20	American Funds Global Balanced Fund

rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the time in which the securities are paid off could be extended. This may reduce the fund’s cash for potential reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Global Balanced Fund	21

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2013, the fund reclassified $590,000 from distributions in excess of net investment income to undistributed net realized gain, $16,000 from distributions in excess of net investment income and $4,746,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $9,691,000.

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$5,435
Undistributed long-term capital gains	83,125
Gross unrealized appreciation on investment securities	657,990
Gross unrealized depreciation on investment securities	(60,011)
Net unrealized appreciation on investment securities	597,979
Cost of investment securities	4,224,266

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2013	2012
Class A	$54,856	$42,966
Class B	150	160
Class C	3,794	2,874
Class F-1	3,213	2,396
Class F-2	3,303	2,351
Class 529-A	2,327	1,636
Class 529-B	16	15
Class 529-C	463	301
Class 529-E	114	80
Class 529-F-1	135	59
Class R-1	81	53
Class R-2	267	176
Class R-3	332	219
Class R-4	249	140
Class R-5	441	337
Class R-6	1,078	42
Total	$70,819	$53,805

22	American Funds Global Balanced Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2013, the investment advisory services fee was $20,097,000, which was equivalent to an annualized rate of 0.503% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

American Funds Global Balanced Fund	23

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended October 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$7,231	$3,986	$296	Not applicable
Class B	137	20	Not applicable	Not applicable
Class C	3,531	491	177	Not applicable
Class F-1	442	215	88	Not applicable
Class F-2	Not applicable	187	80	Not applicable
Class 529-A	263	143	65	$127
Class 529-B	16	2	1	2
Class 529-C	456	53	23	45
Class 529-E	37	4	4	7
Class 529-F-1	—	8	4	7
Class R-1	41	4	3	Not applicable
Class R-2	168	78	12	Not applicable
Class R-3	102	33	10	Not applicable
Class R-4	32	12	7	Not applicable
Class R-5	Not applicable	10	10	Not applicable
Class R-6	Not applicable	1	25	Not applicable
Total class-specific expenses	$12,456	$5,247	$805	$188

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $463,000, shown on the accompanying financial statements, includes $419,000 in current fees (either paid in cash or deferred) and a net increase of $44,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

24	American Funds Global Balanced Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$841,995	30,046	$54,015	1,951	$(365,960)	(13,105)	$530,050	18,892
Class B	3,418	123	149	5	(6,343)	(228)	(2,776)	(100)
Class C	118,122	4,217	3,737	136	(59,294)	(2,125)	62,565	2,228
Class F-1	72,590	2,595	3,184	115	(32,875)	(1,173)	42,899	1,537
Class F-2	61,342	2,183	2,074	75	(16,674)	(593)	46,742	1,665
Class 529-A	45,933	1,646	2,326	84	(17,602)	(632)	30,657	1,098
Class 529-B	388	14	16	1	(682)	(25)	(278)	(10)
Class 529-C	19,613	706	463	17	(6,744)	(242)	13,332	481
Class 529-E	2,800	101	114	4	(1,025)	(37)	1,889	68
Class 529-F-1	4,916	178	135	5	(950)	(34)	4,101	149
Class R-1	2,195	78	65	3	(790)	(28)	1,470	53
Class R-2	13,139	471	253	9	(6,465)	(231)	6,927	249
Class R-3	10,374	371	313	11	(5,060)	(182)	5,627	200
Class R-4	8,700	309	225	8	(3,503)	(124)	5,422	193
Class R-5	4,403	156	416	15	(2,957)	(106)	1,862	65
Class R-6	67,054	2,413	1,054	37	(594)	(20)	67,514	2,430
Total net increase (decrease)	$1,276,982	45,607	$68,539	2,476	$(527,518)	(18,885)	$818,003	29,198

Year ended October 31, 2012

Class A	$674,004	26,728	$41,990	1,657	$(426,952)	(16,871)	$289,042	11,514
Class B	4,684	186	158	6	(8,916)	(354)	(4,074)	(162)
Class C	94,147	3,731	2,823	111	(54,286)	(2,145)	42,684	1,697
Class F-1	54,606	2,169	2,376	93	(38,247)	(1,519)	18,735	743
Class F-2	68,073	2,732	1,324	52	(18,456)	(728)	50,941	2,056
Class 529-A	41,251	1,631	1,636	65	(10,791)	(425)	32,096	1,271
Class 529-B	760	30	15	1	(636)	(25)	139	6
Class 529-C	14,645	581	301	12	(3,930)	(155)	11,016	438
Class 529-E	2,416	97	80	3	(802)	(31)	1,694	69
Class 529-F-1	2,031	80	59	2	(341)	(13)	1,749	69
Class R-1	1,255	49	41	2	(1,002)	(39)	294	12
Class R-2	10,349	409	164	7	(3,420)	(134)	7,093	282
Class R-3	10,550	417	203	8	(4,340)	(171)	6,413	254
Class R-4	5,596	221	119	5	(1,694)	(66)	4,021	160
Class R-5	4,624	181	316	12	(2,124)	(84)	2,816	109
Class R-6	10,635	404	20	1	(2,276)	(88)	8,379	317
Total net increase (decrease)	$999,626	39,646	$51,625	2,037	$(578,213)	(22,848)	$473,038	18,835

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,733,179,000 and $3,226,677,000, respectively, during the year ended October 31, 2013.

American Funds Global Balanced Fund	25

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
Year ended 10/31/2013	$26.38	$.50	$3.86	$4.36	$(.52)	$30.22	16.78%	$3,479	.93%		1.77%
Year ended 10/31/2012	24.45	.54	1.85	2.39	(.46)	26.38	9.88	2,538	.91		2.14
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.36	(.70)	(.34)	(.21)	24.45	(1.38)	2,070	1.08	[5]	1.95	[5]
Class B:
Year ended 10/31/2013	26.34	.28	3.87	4.15	(.30)	30.19	15.89	14	1.69		1.02
Year ended 10/31/2012	24.41	.34	1.85	2.19	(.26)	26.34	9.01	14	1.71		1.35
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	17	1.77	[5]	1.20	[5]
Class C:
Year ended 10/31/2013	26.33	.27	3.87	4.14	(.31)	30.16	15.82	415	1.73		.97
Year ended 10/31/2012	24.41	.33	1.85	2.18	(.26)	26.33	8.97	304	1.76		1.29
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	240	1.81	[5]	1.21	[5]
Class F-1:
Year ended 10/31/2013	26.38	.49	3.86	4.35	(.51)	30.22	16.75	212	.97		1.73
Year ended 10/31/2012	24.45	.53	1.86	2.39	(.46)	26.38	9.85	145	.96		2.10
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.37	(.71)	(.34)	(.21)	24.45	(1.34)	116	1.02	[5]	2.03	[5]
Class F-2:
Year ended 10/31/2013	26.39	.56	3.88	4.44	(.59)	30.24	17.03	198	.71		1.98
Year ended 10/31/2012	24.46	.59	1.85	2.44	(.51)	26.39	10.10	129	.72		2.32
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.41	(.70)	(.29)	(.25)	24.46	(1.18)	69	.79	[5]	2.23	[5]
Class 529-A:
Year ended 10/31/2013	26.37	.47	3.88	4.35	(.51)	30.21	16.68	155	1.00		1.69
Year ended 10/31/2012	24.44	.52	1.86	2.38	(.45)	26.37	9.84	106	.98		2.06
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.35	(.71)	(.36)	(.20)	24.44	(1.44)	68	1.08	[5]	1.88	[5]
Class 529-B:
Year ended 10/31/2013	26.33	.25	3.86	4.11	(.27)	30.17	15.73	2	1.81		.90
Year ended 10/31/2012	24.41	.31	1.85	2.16	(.24)	26.33	8.88	2	1.84		1.21
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.21	(.70)	(.49)	(.10)	24.41	(1.97)	2	1.88	[5]	1.11	[5]
Class 529-C:
Year ended 10/31/2013	26.30	.25	3.86	4.11	(.29)	30.12	15.75	55	1.81		.89
Year ended 10/31/2012	24.39	.31	1.85	2.16	(.25)	26.30	8.90	36	1.83		1.21
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.20	(.69)	(.49)	(.12)	24.39	(1.97)	22	1.86	[5]	1.06	[5]
Class 529-E:
Year ended 10/31/2013	26.35	.41	3.86	4.27	(.44)	30.18	16.41	9	1.25		1.45
Year ended 10/31/2012	24.42	.45	1.86	2.31	(.38)	26.35	9.49	6	1.27		1.78
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.29	(.69)	(.40)	(.18)	24.42	(1.58)	4	1.32	[5]	1.60	[5]
Class 529-F-1:
Year ended 10/31/2013	26.38	.53	3.88	4.41	(.56)	30.23	16.94	9	.80		1.89
Year ended 10/31/2012	24.45	.56	1.86	2.42	(.49)	26.38	10.00	4	.82		2.20
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.39	(.70)	(.31)	(.24)	24.45	(1.26)	2	.84	[5]	2.11	[5]

26	American Funds Global Balanced Fund

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-1:
Year ended 10/31/2013	$26.34	$.37	$3.86	$4.23	$(.40)	$30.17	16.22%	$7	1.39%		1.32%
Year ended 10/31/2012	24.41	.38	1.85	2.23	(.30)	26.34	9.20	4	1.56		1.48
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.23	(.70)	(.47)	(.12)	24.41	(1.90)	4	1.75	[5]	1.26	[5]
Class R-2:
Year ended 10/31/2013	26.32	.29	3.87	4.16	(.33)	30.15	15.94	28	1.66		1.03
Year ended 10/31/2012	24.41	.35	1.86	2.21	(.30)	26.32	9.10	18	1.65		1.40
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.24	(.71)	(.47)	(.12)	24.41	(1.87)	10	1.64	[5]	1.30	[5]
Class R-3:
Year ended 10/31/2013	26.35	.41	3.88	4.29	(.45)	30.19	16.44	26	1.24		1.46
Year ended 10/31/2012	24.43	.46	1.85	2.31	(.39)	26.35	9.55	17	1.23		1.81
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.30	(.69)	(.39)	(.18)	24.43	(1.58)	10	1.28	[5]	1.66	[5]
Class R-4:
Year ended 10/31/2013	26.39	.50	3.87	4.37	(.53)	30.23	16.77	17	.92		1.77
Year ended 10/31/2012	24.46	.54	1.86	2.40	(.47)	26.39	9.90	10	.92		2.14
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.38	(.71)	(.33)	(.21)	24.46	(1.34)	5	1.00	[5]	2.03	[5]
Class R-5:
Year ended 10/31/2013	26.40	.58	3.87	4.45	(.60)	30.25	17.10	23	.64		2.06
Year ended 10/31/2012	24.46	.60	1.87	2.47	(.53)	26.40	10.20	19	.66		2.38
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.42	(.71)	(.29)	(.25)	24.46	(1.16)	15	.74	[5]	2.31	[5]
Class R-6:
Year ended 10/31/2013	26.40	.59	3.88	4.47	(.62)	30.25	17.17	85	.60		2.08
Year ended 10/31/2012	24.46	.56	1.92	2.48	(.54)	26.40	10.23	10	.63		2.23
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.44	(.72)	(.28)	(.26)	24.46	(1.13)	1	.71	[5]	2.35	[5]

	Year ended October 31		For the period
	2013	2012	2/1/2011[3] to 10/31/2011[4]
Portfolio turnover rate for all share classes	92%	62%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Commencement of operations.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

American Funds Global Balanced Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 13, 2013

28	American Funds Global Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2013, through October 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Global Balanced Fund	29

	Beginning account value 5/1/2013	Ending account value 10/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,065.82	$4.74	.91%
Class A — assumed 5% return	1,000.00	1,020.62	4.63	.91
Class B — actual return	1,000.00	1,061.42	8.68	1.67
Class B — assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class C — actual return	1,000.00	1,061.09	8.88	1.71
Class C — assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class F-1 — actual return	1,000.00	1,065.37	5.00	.96
Class F-1 — assumed 5% return	1,000.00	1,020.37	4.89	.96
Class F-2 — actual return	1,000.00	1,066.63	3.65	.70
Class F-2 — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-A — actual return	1,000.00	1,065.23	5.05	.97
Class 529-A — assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-B — actual return	1,000.00	1,060.87	9.30	1.79
Class 529-B — assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class 529-C — actual return	1,000.00	1,060.86	9.30	1.79
Class 529-C — assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class 529-E — actual return	1,000.00	1,063.93	6.40	1.23
Class 529-E — assumed 5% return	1,000.00	1,019.00	6.26	1.23
Class 529-F-1 — actual return	1,000.00	1,066.18	4.06	.78
Class 529-F-1 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class R-1 — actual return	1,000.00	1,063.37	6.97	1.34
Class R-1 — assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2 — actual return	1,000.00	1,061.61	8.52	1.64
Class R-2 — assumed 5% return	1,000.00	1,016.94	8.34	1.64
Class R-3 — actual return	1,000.00	1,063.71	6.35	1.22
Class R-3 — assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-4 — actual return	1,000.00	1,065.64	4.69	.90
Class R-4 — assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-5 — actual return	1,000.00	1,066.92	3.28	.63
Class R-5 — assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-6 — actual return	1,000.00	1,067.22	3.02	.58
Class R-6 — assumed 5% return	1,000.00	1,022.28	2.96	.58

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2013:

Long-term capital gains	$2,463,000
Foreign taxes	$0.02 per share
Foreign source income	$0.47 per share
Qualified dividend income	$71,431,000
Corporate dividends received deduction	$29,196,000
U.S. government income that may be exempt from state taxation	$1,762,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

30	American Funds Global Balanced Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 69	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust	7	None
Mary Anne Dolan, 66 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	2010	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
William D. Jones, 58	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 72	2010	Retired	4	None
William H. Kling, 71	2010	President Emeritus, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 64	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 69	2010	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Steven B. Sample, Ph.D., a trustee of the fund since its inception, retired from the board on December 31, 2013. The trustees thank Dr. Sample for his dedication and service to the fund.

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael J. Thawley, 63 Vice Chairman of the Board	2010	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.[6]	5	None
Eric S. Richter, 53 President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Global Balanced Fund	31

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

David M. Riley, 46 Senior Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

Mark A. Brett, 55 Vice President	2010	Senior Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Senior Vice President, Capital International Limited;[6]
Senior Vice President — Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President — Capital Fixed Income Investors, Capital International Research, Inc.;[6]
Vice President — Capital Fixed Income Investors, Capital Research Company;[6]
		Director, Capital Strategy Research, Inc.[6]

Herbert Y. Poon, 40 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company

Ari M. Vinocor, 39 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 56 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 42 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	American Funds Global Balanced Fund

Office of the fund
One Market
Stuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2013, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-037-1213P Litho in USA AGD/UNL/10166-S38126

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$47,000
2013	$75,000

b) Audit-Related Fees:
2012	$1,000
2013	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$2,000
2013	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,028,000
2013	$1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$18,000
2013	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,628,000 for fiscal year 2012 and $1,458,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced Fund® Investment portfolio October 31, 2013

Common stocks 62.55%
		Value
Health care 11.42%	Shares	(000)

Novartis AG	1,641,550	$ 127,456
Amgen Inc.	786,700	91,257
AbbVie Inc.	1,315,800	63,751
Gilead Sciences, Inc.[1]	811,400	57,601
GlaxoSmithKline PLC	1,438,200	37,899
Bayer AG	249,110	30,961
Teva Pharmaceutical Industries Ltd. (ADR)	695,000	25,778
Thermo Fisher Scientific Inc.	189,900	18,568
Stryker Corp.	237,200	17,520
Alexion Pharmaceuticals, Inc.[1]	108,600	13,352
Roche Holding AG	46,610	12,904
UnitedHealth Group Inc.	170,900	11,666
Humana Inc.	118,349	10,906
Hologic, Inc.[1]	471,995	10,568
Sonic Healthcare Ltd.	691,700	10,552
		540,739
Financials 7.95%

AIA Group Ltd.	6,867,400	34,855
Prudential PLC	1,581,759	32,438
Credit Suisse Group AG	1,012,308	31,496
Société Générale	530,000	30,094
Link Real Estate Investment Trust	5,383,500	27,150
HSBC Holdings PLC (United Kingdom)	1,455,500	15,918
HSBC Holdings PLC (Hong Kong)	966,000	10,647
Aviva PLC	3,580,000	25,779
JPMorgan Chase & Co.	470,000	24,224
Citigroup Inc.	425,000	20,731
CIT Group Inc.[1]	405,500	19,529
Bank of Ireland[1]	52,517,978	19,110
Progressive Corp.	603,000	15,660
Commerzbank AG, non-registered shares[1]	1,152,287	14,814
Japan Exchange Group, Inc.	450,000	10,375
Sun Life Financial Inc.	295,000	9,937
Goldman Sachs Group, Inc.	61,500	9,893
Prudential Financial, Inc.	105,000	8,546
UBS AG	415,000	8,032
Metropolitan Life Insurance Co.	153,500	7,262
		376,490
Consumer discretionary 7.82%

DIRECTV[1]	820,000	51,242
General Motors Co.[1]	845,000	31,223
ProSiebenSat.1 Media AG	582,000	27,721
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Darden Restaurants, Inc.	431,400	$ 22,230
Ford Motor Co.	1,200,000	20,532
Whitbread PLC	341,879	18,819
Kingfisher PLC	3,095,630	18,737
Amazon.com, Inc.[1]	50,000	18,201
Cie. Financière Richemont SA, Class A	168,842	17,315
Kohl’s Corp.	295,000	16,756
Hasbro, Inc.	286,808	14,814
AutoNation, Inc.[1]	275,000	13,263
Home Depot, Inc.	164,700	12,828
Mattel, Inc.	281,900	12,508
Daily Mail and General Trust PLC, Class A, nonvoting	860,000	11,224
MGM Resorts International[1]	583,500	11,110
Inchcape PLC	1,045,143	10,658
Swatch Group Ltd, non-registered shares	15,800	10,108
Wynn Macau, Ltd.	2,474,000	9,493
SJM Holdings Ltd.	2,411,000	7,790
Bayerische Motoren Werke AG	68,570	7,778
YUM! Brands, Inc.	87,600	5,924
		370,274
Consumer staples 7.24%

Altria Group, Inc.	1,957,200	72,867
Philip Morris International Inc.	789,300	70,342
Nestlé SA	599,000	43,241
Reynolds American Inc.	833,000	42,791
British American Tobacco PLC	460,550	25,373
Pernod Ricard SA	195,297	23,467
Anheuser-Busch InBev NV	163,400	16,994
Mead Johnson Nutrition Co.	150,000	12,249
Kraft Foods Group, Inc.	175,700	9,555
Danone SA	128,020	9,494
Green Mountain Coffee Roasters, Inc.[1]	135,200	8,492
Lorillard, Inc.	149,500	7,626
		342,491
Industrials 5.13%

General Dynamics Corp.	571,800	49,535
United Continental Holdings, Inc.[1]	805,000	27,330
Nielsen Holdings NV	536,798	21,171
Rexel SA	829,445	20,778
Hutchison Port Holdings Trust	20,826,000	15,203
PACCAR Inc	249,900	13,894
COSCO Pacific Ltd.	8,226,000	11,989
BAE Systems PLC	1,575,000	11,483
General Electric Co.	427,500	11,175
United Technologies Corp.	104,300	11,082
Lockheed Martin Corp.	80,000	10,667
Babcock International Group PLC	504,700	10,318
Norfolk Southern Corp.	102,000	8,774
Jardine Matheson Holdings Ltd.	123,600	6,735
Wolseley PLC	122,817	6,619
Bunzl PLC	262,100	5,787
		242,540
Common stocks
		Value
Information technology 4.83%	Shares	(000)

Microsoft Corp.	1,399,000	$ 49,455
Google Inc., Class A1	32,755	33,757
Hewlett-Packard Co.	1,080,000	26,319
Oracle Corp.	614,800	20,596
Western Union Co.	1,200,000	20,424
Samsung Electronics Co. Ltd.	13,190	18,217
Avago Technologies Ltd.	343,800	15,619
Accenture PLC, Class A	180,000	13,230
Tencent Holdings Ltd.	206,000	11,244
Murata Manufacturing Co., Ltd.	100,400	8,036
Apple Inc.	15,300	7,992
Compal Electronics, Inc.	4,985,000	3,902
		228,791
Telecommunication services 4.59%

Vodafone Group PLC	16,645,000	59,916
SoftBank Corp.	561,500	41,686
Verizon Communications Inc.	784,400	39,620
OJSC Mobile TeleSystems (ADR)	1,363,231	31,082
TeliaSonera AB	1,936,200	16,045
CenturyLink, Inc.	425,300	14,401
Singapore Telecommunications Ltd.	2,915,000	8,870
Total Access Communication PCL, nonvoting depository receipt	1,585,000	5,729
		217,349
Energy 4.03%

BP PLC	12,341,410	95,518
BP PLC (ADR)	84,200	3,915
Devon Energy Corp.	470,000	29,713
Royal Dutch Shell PLC, Class B	706,920	24,477
Baker Hughes Inc.	410,000	23,817
OJSC Gazprom (ADR)	1,435,000	13,432
		190,872
Utilities 3.20%

National Grid PLC	4,874,796	61,318
Exelon Corp.	1,027,000	29,311
Fortum Oyj	1,060,000	23,603
GDF SUEZ	554,010	13,795
SSE PLC	400,000	9,082
Power Assets Holdings Ltd.	916,500	7,637
ENN Energy Holdings Ltd.	1,138,000	6,745
		151,491
Materials 1.66%

Dow Chemical Co.	565,000	22,301
AptarGroup, Inc.	230,000	14,757
ArcelorMittal	765,000	12,085
Boral Ltd.	2,052,000	9,581
Celanese Corp., Series A	150,000	8,401
Amcor Ltd.	613,350	6,284
Rio Tinto PLC	105,091	5,321
		78,730
Common stocks
		Value
Miscellaneous 4.68%		(000)

Other common stocks in initial period of acquisition		$ 221,349
Total common stocks (cost: $2,365,015,000)		2,961,116
Convertible securities 0.44%
	Principal amount
Information technology 0.23%	(000)

Qihoo 360 Technology Co Ltd, 2.50% convertible notes 2018[2]	$10,000	10,917
Financials 0.21%

Bank of Ireland 10.00% convertible notes 2016	€6,700	9,806
Total convertible securities (cost: $18,830,000)		20,723
Bonds, notes & other debt instruments 29.03%

Bonds & notes of governments outside the U.S. 13.69%

Japanese Government, Series 264, 1.50% 2014	¥ 120,000	1,236
Japanese Government, Series 269, 1.30% 2015	285,000	2,947
Japanese Government, Series 275, 1.40% 2015	290,000	3,031
Japanese Government, Series 14, 1.20% 2017[3]	2,973	34
Japanese Government, Series 289, 1.50% 2017	7,000	75
Japanese Government, Series 296, 1.50% 2018	3,305,000	35,731
Japanese Government, Series 310, 1.00% 2020	2,024,950	21,526
Japanese Government, Series 136, 1.60% 2032	105,000	1,101
Japanese Government, Series 21, 2.30% 2035	770,000	8,933
Japanese Government, Series 36, 2.00% 2042	465,000	5,121
Polish Government, Series 1017, 5.25% 2017	PLN52,875	18,392
Polish Government 6.375% 2019	$150	177
Polish Government, Series 1020, 5.25% 2020	PLN81,900	28,809
Polish Government 5.125% 2021	$930	1,029
Polish Government, Series 1021, 5.75% 2021	PLN26,950	9,755
Polish Government 5.00% 2022	$800	877
Polish Government, Series 0922, 5.75% 2022	PLN8,500	3,091
United Mexican States Government, Series M, 6.25% 2016	MXN 30,000	2,418
United Mexican States Government, Series M10, 7.75% 2017	294,500	25,034
United Mexican States Government 3.50% 2017[3]	55,959	4,737
United Mexican States Government 4.00% 2019[3]	19,809	1,731
United Mexican States Government, Series M, 6.50% 2021	90,500	7,300
United Mexican States Government, Series M20, 10.00% 2024	69,500	7,030
United Mexican States Government, Series M30, 10.00% 2036	61,000	6,066
United Mexican States Government 4.00% 2040[3]	30,208	2,459
United Kingdom 2.75% 2015	£ 225	371
United Kingdom 1.75% 2017	1,650	2,717
United Kingdom 4.50% 2019	4,290	7,898
United Kingdom 4.75% 2020	25	47
United Kingdom 3.75% 2021	11,650	20,732
United Kingdom 2.25% 2023	7,870	12,215
United Kingdom 5.00% 2025	2,500	4,896
United Kingdom 4.75% 2038	1,800	3,556
United Kingdom 4.25% 2046	1,630	3,033
Netherlands Government Eurobond 3.25% 2015	€18,900	26,992
Netherlands Government 1.00% 2017	$1,900	1,912
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Netherlands Government Eurobond 4.00% 2019	€13,700	$21,561
Swedish Government 1.00% 2014[2]	$900	904
Swedish Government, Series 1041, 6.75% 2014	SKr 23,050	3,660
Swedish Government 3.50% 2015[3]	10,197	1,690
Swedish Government, Series 1049, 4.50% 2015	100,550	16,459
Swedish Government, Series 1051, 3.75% 2017	52,550	8,797
Swedish Government, Series 1047, 5.00% 2020	69,100	12,817
Swedish Government, Series 3104, 3.50% 2028[3]	10,474	2,196
Spanish Government 3.80% 2017	€ 7,550	10,800
Spanish Government 5.40% 2023	21,225	31,988
German Government 4.25% 2014	5,000	6,977
German Government 1.50% 2016[3]	571	825
German Government, Series 6, 4.00% 2016	5,000	7,474
German Government, Series 8, 4.25% 2018	6,810	10,827
German Government 1.75% 2020[3]	754	1,175
German Government 3.00% 2020	2,800	4,294
German Government 2.00% 2022	4,170	5,960
German Government 3.25% 2042	2,990	4,609
Irish Government 5.50% 2017	3,850	5,920
Irish Government 5.00% 2020	1,900	2,865
Irish Government 3.90% 2023	4,380	6,156
Irish Government 5.40% 2025	2,800	4,317
Russian Federation 6.20% 2018	RUB193,400	5,970
Russian Federation 7.50% 2018	246,700	7,981
Norwegian Government 4.25% 2017	NKr49,350	8,941
Norwegian Government 4.50% 2019	25,000	4,676
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR86,725	8,733
South Africa (Republic of), Series R-214, 6.50% 2041	57,700	4,308
Singapore (Republic of) 4.00% 2018	S$7,160	6,611
Singapore (Republic of) 2.25% 2021	6,870	5,701
Brazil (Federal Republic of) 10.00% 2018	BRL27,700	11,760
Chilean Government 3.875% 2020	$500	535
Chilean Government 5.50% 2020	CLP 834,500	1,674
Chilean Government 6.00% 2020	240,000	497
Chilean Government 3.00% 2020[3]	422,774	878
Chilean Government 6.00% 2021	1,625,000	3,395
Chilean Government 6.00% 2022	475,000	994
Chilean Government 3.00% 2022[3]	377,069	793
Chilean Government 3.00% 2022[3]	449,255	939
Chilean Government 6.00% 2023	185,000	385
Chilean Government 3.00% 2023[3]	599,006	1,266
Malaysian Government, Series 0113, 3.172% 2016	MYR 6,175	1,959
Malaysian Government, Series 0210, 4.012% 2017	6,725	2,185
Malaysian Government, Series 0313, 3.48% 2023	19,425	6,094
Austrian Government 3.65% 2022	€5,900	9,184
Queensland Treasury Corp., Series 24, 5.75% 2024	A$8,970	9,074
Colombia (Republic of), Series B, 5.00% 2018	COP8,410,000	4,323
Colombia (Republic of) Global 7.375% 2019	$1,000	1,228
Colombia (Republic of) Global 4.375% 2021	1,200	1,274
Colombia (Republic of), Series B, 6.00% 2028	COP4,493,000	2,215
South Korean Government 2.75% 2017[3]	KRW1,009,471	993
South Korean Government 5.50% 2017	1,692,750	1,740
South Korean Government, Series 2206, 3.75% 2022	6,295,900	6,124
Kingdom of Denmark 4.00% 2019	DKr41,000	8,784
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Canadian Government 4.25% 2018	C$8,125	$ 8,688
Australian Government, Series 122, 5.25% 2019	A$6,500	6,701
Bermudan Government 5.603% 2020	$1,700	1,836
Bermudan Government 5.603% 2020[2]	100	108
Bermudan Government 4.854% 2024[2]	4,775	4,750
Peru (Republic of) 7.84% 2020	PEN11,800	4,961
Peru (Republic of) 5.20% 2023	4,000	1,444
Thai Government 3.625% 2023	THB192,700	6,074
Italian Government 4.50% 2024	€3,620	5,087
French Government O.A.T. Eurobond 3.25% 2045	3,510	4,698
Bahrain Government 5.50% 2020	$3,800	3,933
State of Qatar 3.125% 2017[2]	1,000	1,049
State of Qatar 5.25% 2020	1,300	1,479
State of Qatar 4.50% 2022[2]	1,000	1,085
Israeli Government 4.00% 2022	3,400	3,568
Lithuania (Republic of) 6.625% 2022	1,500	1,787
Lithuania (Republic of) 6.625% 2022[2]	1,000	1,191
Indonesia (Republic of) 4.875% 2021[2]	1,500	1,564
Morocco Government 4.25% 2022	900	854
Morocco Government 4.25% 2022[2]	500	475
Croatian Government 6.75% 2019	300	328
		648,154
Corporate bonds & notes 7.26%
Financials 2.36%

Goodman Funding Pty Ltd. 6.00% 2022[2]	7,875	8,721
Lloyds TSB Bank PLC 6.50% 2020	€4,940	7,858
Prudential Financial, Inc. 2.30% 2018	$7,565	7,688
Barclays Bank PLC 6.00% 2018	€3,075	4,737
Barclays Bank PLC 6.00% 2021	1,500	2,329
JPMorgan Chase & Co. 1.125% 2016	$ 535	538
JPMorgan Chase & Co. 3.25% 2022	2,850	2,757
JPMorgan Chase & Co. 3.20% 2023	3,845	3,698
Morgan Stanley 1.75% 2016	4,000	4,041
Morgan Stanley 3.80% 2016	2,000	2,114
Goldman Sachs Group, Inc. 2.90% 2018	645	659
Goldman Sachs Group, Inc. 5.25% 2021	900	995
Goldman Sachs Group, Inc. 3.625% 2023	4,570	4,465
Citigroup Inc. 4.587% 2015	1,570	1,682
Citigroup Inc. 4.45% 2017	925	1,006
Citigroup Inc. 2.50% 2018	890	899
Citigroup Inc. 3.875% 2023	2,160	2,164
Prologis, Inc. 6.625% 2018	950	1,122
Prologis, Inc. 2.75% 2019	3,645	3,682
Prologis, Inc. 6.875% 2020	354	423
HSBC Holdings PLC 6.00% 2019	€400	642
HSBC Holdings PLC 4.125% 2020[2]	$ 560	598
HSBC Holdings PLC 4.875% 2020	750	818
HSBC Holdings PLC 4.00% 2022	2,440	2,529
HSBC Holdings PLC 6.375% 2022[4]	£50	90
Bank of America Corp. 5.00% 2021	$1,500	1,653
Bank of America Corp. 3.30% 2023	2,880	2,768
Standard Chartered PLC 3.20% 2016[2]	2,300	2,412
Standard Chartered Bank 5.875% 2017	€1,200	1,861
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

American International Group, Inc. 4.125% 2024	$3,345	$ 3,444
Korea Development Bank 3.875% 2017	3,150	3,371
Westfield Group 7.125% 2018[2]	600	720
Westfield Group 6.75% 2019[2]	300	360
Westfield Group 4.625% 2021[2]	1,895	2,019
RSA Insurance Group PLC 8.50% (undated)[4]	£1,550	2,656
Wells Fargo & Co., Series I, 3.50% 2022	$2,600	2,642
Kimco Realty Corp. 5.584% 2015	800	873
Kimco Realty Corp., Series C, 5.783% 2016	1,400	1,543
BNP Paribas 5.00% 2021	2,050	2,263
UBS AG 4.875% 2020	1,993	2,245
Nordea Bank AB 3.125% 2017[2]	2,000	2,105
Royal Bank of Scotland Group PLC 5.50% 2020	€1,200	1,935
PNC Financial Services Group, Inc. 2.854% 2022	$ 2,000	1,880
Berkshire Hathaway Inc. 3.00% 2022	1,775	1,746
Allstate Corp. 3.15% 2023	1,630	1,600
Realogy Corp. 7.875% 2019[2]	1,375	1,509
American Campus Communities, Inc. 3.75% 2023	1,550	1,492
Corporate Office Properties Trust 3.60% 2023	755	696
Simon Property Group, LP 6.75% 2014	300	305
Simon Property Group, LP 4.20% 2015	326	338
AvalonBay Communities, Inc. 2.85% 2023	450	419
ERP Operating LP 4.75% 2020	250	274
The Export-Import Bank of Korea 4.375% 2021	200	214
Banco de Crédito del Perú 5.375% 2020[2]	125	133
		111,731
Telecommunication services 1.07%

Verizon Communications Inc. 3.00% 2016	400	418
Verizon Communications Inc. 5.15% 2023	13,865	15,066
Verizon Communications Inc. 6.55% 2043	1,480	1,722
Sprint Nextel Corp. 9.125% 2017	5,525	6,547
Sprint Nextel Corp. 11.50% 2021	4,075	5,328
Frontier Communications Corp. 7.625% 2024	5,500	5,830
MTS International Funding Ltd. 8.625% 2020	4,635	5,609
Deutsche Telekom International Finance BV 3.125% 2016[2]	700	732
Deutsche Telekom International Finance BV 2.25% 2017[2]	1,250	1,279
Deutsche Telekom International Finance BV 6.00% 2017	€750	1,176
AT&T Inc. 6.125% 2015	400	586
AT&T Inc. 2.40% 2016	$1,600	1,656
Telecom Italia Capital SA 7.175% 2019	1,300	1,449
América Móvil, SAB de CV 2.375% 2016	1,250	1,287
France Télécom 5.00% 2016	£50	87
France Télécom 5.625% 2018	€500	802
Vodafone Group PLC 1.50% 2018	$ 610	600
Telefónica Emisiones, SAU 3.192% 2018	390	396
		50,570
Consumer discretionary 0.90%

Li & Fung Ltd. 6.00% (undated)[4]	10,000	10,250
Ford Motor Credit Co. 2.375% 2018	5,950	5,989
Dollar General Corp. 1.875% 2018	788	770
Dollar General Corp. 3.25% 2023	4,762	4,404
DaimlerChrysler North America Holding Corp. 3.16% 2014	C$800	773
DaimlerChrysler North America Holding Corp. 1.875% 2018[2]	$3,900	3,882
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer discretionary (continued)	(000)	(000)

NBCUniversal Enterprise, Inc. 1.974% 2019[2]	$2,500	$ 2,468
NBCUniversal Media, LLC 4.375% 2021	1,200	1,309
Time Warner Inc. 4.75% 2021	2,500	2,715
Time Warner Inc. 3.40% 2022	950	940
Comcast Corp. 5.90% 2016	2,235	2,498
Comcast Corp. 2.85% 2023	1,000	966
Viacom Inc. 4.25% 2023	2,450	2,507
Volkswagen International Finance NV 0.858% 2014[2,4]	1,000	1,001
Time Warner Cable Inc. 5.00% 2020	875	897
Macy’s Retail Holdings, Inc. 7.875% 2015[4]	599	667
BMW Group 3.875% 2017	€250	371
McDonald’s Corp. 3.50% 2020	$ 150	159
		42,566
Energy 0.83%

CNOOC Finance (2013) Ltd. 3.00% 2023	8,500	7,755
Gazprom OJSC 5.875% 2015	€1,950	2,841
Gazprom OJSC 4.95% 2022[2]	$ 900	894
Gazprom OJSC, Series 9, 6.51% 2022	2,555	2,817
Statoil ASA 3.125% 2017	1,460	1,555
Statoil ASA 3.15% 2022	1,200	1,192
StatoilHydro ASA 2.45% 2023	1,860	1,729
Transocean Inc. 5.05% 2016	1,900	2,094
Transocean Inc. 6.375% 2021	1,065	1,202
Petróleos Mexicanos 3.50% 2018	230	236
Pemex Project Funding Master Trust 5.75% 2018	700	784
Petróleos Mexicanos 8.00% 2019	1,100	1,350
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	27
Petróleos Mexicanos 6.50% 2041	675	722
Petrobras International Finance Co. 5.375% 2021	2,283	2,332
Total Capital International 2.875% 2022	2,350	2,301
Devon Energy Corp. 3.25% 2022	2,170	2,111
Transportadora de Gas Peru SA 4.25% 2028[2]	1,900	1,728
Ras Laffan Liquefied Natural Gas III 5.50% 2014	1,350	1,408
PTT Exploration & Production Ltd. 5.692% 2021[2]	1,000	1,098
Reliance Holdings Ltd. 5.40% 2022[2]	875	896
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[2,5]	753	781
Enbridge Inc. 5.60% 2017	500	560
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[2,5]	370	391
TransCanada PipeLines Ltd. 6.50% 2018	125	150
TransCanada PipeLines Ltd. 7.125% 2019	125	154
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	150	164
Shell International Finance BV 4.00% 2014	25	25
		39,297
Health care 0.50%

Novartis Capital Corp. 2.90% 2015	3,050	3,165
Novartis Securities Investment Ltd. 5.125% 2019	2,275	2,623
Baxter International Inc. 1.85% 2018	1,670	1,676
Baxter International Inc. 3.20% 2023	4,100	4,042
Schering-Plough Corp. 6.00% 2017	25	29
Merck & Co., Inc. 2.80% 2023	5,500	5,266
Roche Holdings, Inc. 6.00% 2019[2]	2,552	3,056
Amgen Inc. 2.50% 2016	1,850	1,921
AbbVie Inc. 2.90% 2022	1,880	1,797
		23,575
Bonds, notes & other debt instruments
Corporate bonds & notes (continued)	Principal amount	Value
Materials 0.41%	(000)	(000)

ArcelorMittal 10.35% 2019[4]	$9,362	$ 11,890
Rio Tinto Finance (USA) Ltd. 2.50% 2016	2,300	2,375
Rio Tinto Finance (USA) Ltd. 2.25% 2018	1,260	1,265
Rio Tinto Finance (USA) Ltd. 2.875% 2022	1,115	1,048
Teck Resources Ltd. 3.15% 2017	1,500	1,555
BHP Billiton Finance (USA) Ltd. 3.85% 2023	1,140	1,160
		19,293
Consumer staples 0.40%

Anheuser-Busch InBev NV 0.603% 2014[4]	1,225	1,228
Anheuser-Busch InBev NV 6.875% 2019	2,780	3,467
Altria Group, Inc. 4.75% 2021	3,300	3,560
Marfrig Holdings (Europe) BV 9.875% 2017[2]	2,000	2,007
Philip Morris International Inc. 2.90% 2021	1,850	1,814
Wal-Mart Stores, Inc. 2.55% 2023	1,900	1,786
PepsiCo, Inc. 2.50% 2016	1,700	1,771
Reynolds American Inc. 3.25% 2022	1,400	1,325
SABMiller Holdings Inc. 2.20% 2018[2]	900	900
ConAgra Foods, Inc. 1.90% 2018	710	706
Kraft Foods Inc. 6.125% 2018	425	494
		19,058
Industrials 0.37%

General Electric Capital Corp. 2.30% 2017	1,135	1,171
General Electric Capital Corp. 1.625% 2018	3,500	3,497
GE Capital European Funding 5.375% 2020	€1,500	2,434
General Electric Capital Corp. 3.10% 2023	$3,455	3,336
Union Pacific Corp. 2.75% 2023	2,050	1,930
Ply Gem Industries, Inc. 8.25% 2018	1,190	1,279
Red de Carreteras de Occidente 9.00% 2028	MXN18,470	1,257
ENA Norte Trust 4.95% 2028[2,5]	$1,141	1,141
Burlington Northern Santa Fe LLC 3.00% 2023	900	852
Volvo Treasury AB 5.95% 2015[2]	200	213
Volvo Treasury AB 5.00% 2017	€300	459
		17,569
Utilities 0.23%

Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	$2,450	2,454
National Grid PLC 6.30% 2016	1,710	1,940
E.ON International Finance BV 5.80% 2018[2]	1,325	1,544
Enel Finance International SA 3.875% 2014[2]	1,400	1,435
Enersis SA 7.375% 2014	1,325	1,341
CEZ, a s 4.25% 2022[2]	945	962
PSEG Power LLC 2.75% 2016	315	328
Hydro One Inc. 5.49% 2040	C$200	223
Colbun SA 6.00% 2020[2]	$ 200	216
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	150	206
Veolia Environnement 6.00% 2018	62	71
		10,720
Information technology 0.19%

International Business Machines Corp. 1.95% 2016	1,535	1,585
International Business Machines Corp. 1.25% 2018	2,350	2,324
First Data Corp. 8.75% 2022[2,4,6]	2,420	2,595
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Information technology (continued)	(000)	(000)

Samsung Electronics America, Inc. 1.75% 2017[2]	$ 1,500	$ 1,519
Cisco Systems, Inc. 0.504% 2014[4]	1,000	1,001
		9,024
Total corporate bonds & notes		343,403
U.S. Treasury bonds & notes 5.29%
U.S. Treasury 3.87%

U.S. Treasury 0.25% 2015	14,100	14,104
U.S. Treasury 1.75% 2015	11,750	12,053
U.S. Treasury 4.50% 2016	11,100	12,147
U.S. Treasury 7.50% 2016	2,650	3,199
U.S. Treasury 1.00% 2017	39,350	39,673
U.S. Treasury 8.875% 2017	500	649
U.S. Treasury 3.50% 2018	38,255	42,107
U.S. Treasury 3.75% 2018	4,970	5,558
U.S. Treasury 3.125% 2021	875	940
U.S. Treasury 1.75% 2022	5,500	5,249
U.S. Treasury 2.50% 2023	16,850	16,777
U.S. Treasury 6.50% 2026	6,250	8,700
U.S. Treasury 4.625% 2040	7,600	9,025
U.S. Treasury 3.125% 2042	8,080	7,351
U.S. Treasury 2.875% 2043	6,800	5,827
		183,359
U.S. Treasury inflation-protected securities[3] 1.42%

U.S. Treasury Inflation-Protected Security 2.00% 2014	380	381
U.S. Treasury Inflation-Protected Security 1.875% 2015	5,831	6,143
U.S. Treasury Inflation-Protected Security 0.125% 2017	3,398	3,515
U.S. Treasury Inflation-Protected Security 2.375% 2017	1,392	1,545
U.S. Treasury Inflation-Protected Security 0.125% 2022	40,603	40,189
U.S. Treasury Inflation-Protected Security 0.375% 2023	10,803	10,795
U.S. Treasury Inflation-Protected Security 2.375% 2025	2,543	3,045
U.S. Treasury Inflation-Protected Security 0.75% 2042	1,966	1,699
		67,312
Total U.S. Treasury bonds & notes		250,671
Mortgage-backed obligations[5] 2.79%

Fannie Mae 3.50% 2025	224	237
Fannie Mae 3.50% 2026	604	639
Fannie Mae 3.50% 2026	566	599
Fannie Mae 3.50% 2026	254	269
Fannie Mae 4.00% 2026	528	560
Fannie Mae 4.00% 2026	413	441
Fannie Mae 2.00% 2028	2,525	2,479
Fannie Mae 2.50% 2028	3,520	3,565
Fannie Mae 2.50% 2028	3,515	3,560
Fannie Mae 2.50% 2028	3,400	3,444
Fannie Mae 2.50% 2028	3,286	3,328
Fannie Mae 2.50% 2028	3,274	3,316
Fannie Mae 2.50% 2028	1,943	1,968
Fannie Mae 2.50% 2028	1,811	1,835
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[5] (continued)	(000)	(000)

Fannie Mae 3.00% 2028	$ 4,250	$ 4,413
Fannie Mae 4.00% 2028	426	452
Fannie Mae 6.00% 2037	579	634
Fannie Mae 5.00% 2040	746	816
Fannie Mae 6.00% 2040	78	85
Fannie Mae 4.00% 2041	3,062	3,231
Fannie Mae 4.00% 2041	380	400
Fannie Mae 4.00% 2041	267	282
Fannie Mae 4.00% 2041	237	251
Fannie Mae 4.00% 2041	74	78
Fannie Mae 4.50% 2041	1,089	1,169
Fannie Mae 4.50% 2041	1,072	1,151
Fannie Mae 4.50% 2041	882	947
Fannie Mae 4.50% 2041	708	760
Fannie Mae 5.00% 2041	7,591	8,295
Fannie Mae 5.00% 2041	1,337	1,470
Fannie Mae 3.50% 2042	4,488	4,609
Fannie Mae 3.00% 2043	6,750	6,678
Fannie Mae 4.00% 2043	24,150	25,444
Fannie Mae 4.00% 2043	4,302	4,551
Fannie Mae 4.50% 2043	24,150	25,859
Freddie Mac 5.00% 2041	2,917	3,180
Freddie Mac 5.00% 2041	1,529	1,666
Government National Mortgage Assn. 3.50% 2043	3,525	3,666
Nordea Hypotek AB 4.00% 2014	SKr21,800	3,421
HBOS Treasury Services PLC, Series 17, 4.375% 2016	€1,500	2,241
		131,989
Total bonds, notes & other debt instruments (cost: $1,368,048,000)		1,374,217
Short-term securities 9.85%

Federal Home Loan Bank 0.06%–0.09% due 1/22–4/2/2014	$92,700	92,674
Freddie Mac 0.10%–0.14% due 12/19/2013–4/22/2014	92,000	91,971
Coca-Cola Co. 0.12% due 2/19/2014[2]	40,000	39,985
Fannie Mae 0.12% due 2/18/2014	33,300	33,293
Nordea Bank AB 0.15% due 12/17/2013[2]	30,000	29,994
NetJets Inc. 0.03% due 11/1/2013[2]	29,000	29,000
Thunder Bay Funding, LLC 0.20% due 11/25/2013[2]	25,000	24,996
Svenska Handelsbanken Inc. 0.18% due 11/20/2013[2]	21,700	21,698
Electricité de France 0.20% due 12/11/2013[2]	19,700	19,696
BHP Billiton Finance (USA) Limited 0.15% due 2/18/2014[2]	19,100	19,087
Gotham Funding Corp. 0.14%–0.15% due 11/6–11/18/2013[2]	16,800	16,799
General Electric Capital Corp. 0.07% due 12/18/2013	16,100	16,098
Sumitomo Mitsui Banking Corp. 0.155% due 11/6/2013[2]	14,100	14,100
International Bank for Reconstruction and Development 0.10% due 11/4/2013	8,600	8,600
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/27/2013	6,400	6,400
Private Export Funding Corp. 0.245% due 4/29/2014[2]	1,800	1,798
Total short-term securities (cost: $466,172,000)		466,189
Total investment securities (cost: $4,218,065,000)		4,822,245
Other assets less liabilities		(88,416)
Net assets		$4,733,829

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $288,511,000, which represented 6.09% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

BRL = Brazilian reais

C$ = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

DKr = Danish kroner

€ = Euros

£ = British pounds

¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PEN = Peruvian nuevos soles

PLN = Polish zloty

RUB = Russian rubles

SKr = Swedish kronor

S$ = Singapore dollars

THB = Thai baht

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-037-1213O-S37761

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Funds Global Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Global Balanced Fund (the “Fund”) as of October 31, 2013, and for the year then ended and have issued our report thereon dated December 13, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 13, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 31, 2013

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 31, 2013